SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): April 8, 2004



                             ENERGAS RESOURCES, INC.
                        ------- ------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                       0-33259                  73-1620724
--------------------           ------------------        ------------------
(State or other jurisdiction  (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification No.)



            800 Northeast 63rd Street, Oklahoma City, Oklahoma 73105 (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (405) 879-1752
                                                           ---------------

                                       N/A
                     --------------------------------- ----
          (Former name or former address if changed since last report)




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Item 4.  Change in Registrant's Certifying Accountant

      Effective April 8, 2004 Spicer Jeffries LLP resigned as the Company's independent accountants as a result of the decision by Spicer Jeffries to discontinue its auditing practice for publicly traded corporations. Spicer Jeffries audited the Company's financial statements for the fiscal years ended January 31, 2003, 2002 and 2001. The reports of Spicer Jeffries for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Spicer Jeffries for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended April 14, 2004 there were no disagreements with Spicer Jeffries on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Spicer Jeffries would have caused it to make reference to such disagreements in its reports.

      On April 14, 2004 the Company retained Russell & Atkins, PLC to act as the Company's independent certified public accountants.

      The Company has authorized Spicer Jeffries to discuss any matter relating to the Company and its operations with Russel & Atkins.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company.

      During the two most recent fiscal years and subsequent interim period ending April 14, 2004 the Company did not consult with Russel & Atkins regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Russell & Atkins has reviewed the disclosures contained in this 8-K report. The Company has advised Russell & Atkins that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Russell & Atkins does not agree with any statements made by the Company in this report. Russell & Atkins has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

   (c)  Exhibits

      16 Letter from the Company's former auditors confirming the information in
Item 4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 14, 2004
                                          ENERGAS RESOURCES, INC.


                                          By:   /s/ George Shaw
                                              George Shaw, President